UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 5, 2007

ICAHN ENTERPRISES L.P.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-9516	13-3398766
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue,
Suite 4700,
New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 702-4300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

DEFINED TERMS

As used in this Current Report on Form 8-K, the following terms shall have the following corresponding meanings:

“ACE” means ACE Gaming LLC.

“ACEP” means American Casino and Entertainment Properties LLC.

“AEP” means American Entertainment Properties Corp.

“Atlantic Coast” means Atlantic Coast Entertainment Holdings, Inc.

“Contribution Agreement” means the Contribution and Exchange Agreement dated as of August 8, 2007 among Icahn Enterprises, the Contributors and Carl C. Icahn.

“Contributors” means collectively Icahn Management, CCI Offshore and CCI Onshore.

“Feeder Funds” refer to certain funds formed as Cayman Islands exempted limited partnerships that invest in the Offshore Master Funds, together with other funds that also invest in the Offshore Master Funds, including, but not limited to, the Offshore Fund.

“General Partners” means collectively the Onshore GP and the Offshore GP.

“Icahn Enterprises” means Icahn Enterprises L.P., which was formerly known as American Real Estate Partners, L.P.

“IEGP” means Icahn Enterprises G.P. Inc., which was formerly known as American Property Investors, Inc.

“IEH” means Icahn Enterprises Holdings L.P., which was formerly known as American Real Estate Holdings Limited Partnership.

“Investment Funds” means collectively the Onshore Fund and the Offshore Master Funds.

“Investment Management and GP Entities” means either Icahn Management (for the period prior to the acquisition of the Partnership Interests on August 8, 2007) or New Icahn Management (for the period subsequent to the acquisition of the Partnership Interests on August 8, 2007) and, in either case, the General Partners.

“NEGI” means National Energy Group, Inc.

“New Icahn Management” means Icahn Capital Management L.P.

“Offshore Fund” means Icahn Fund Ltd.

“New Icahn Management Partnership Interests” means 100% of Icahn Management’s general partnership interests in New Icahn Management contributed by Icahn Management to Icahn Enterprises.

“Offshore GP” means Icahn Offshore LP.

“Offshore Master Fund I” means Icahn Partners Master Fund LP.

“Offshore Master Fund II” means Icahn Partners Master Fund II L.P.

“Offshore Master Fund III” means Icahn Partners Master Fund III L.P.

“Offshore Master Funds” means collectively Offshore Master Fund I, Offshore Master Fund II and Offshore Master Fund III.

“Offshore Partnership Interests” means 100% of CCI Offshore’s general partnership interests in the Offshore GP contributed by CCI Offshore to Icahn Enterprises.

“Onshore Fund” means Icahn Partners LP.

“Onshore GP” means Icahn Onshore LP.

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“Onshore Partnership Interests” means 100% of CCI Onshore’s general partnership interests in the Onshore GP contributed by CCI Onshore to Icahn Enterprises.

“Partnership Interests” means collectively the Onshore Partnership Interests, the Offshore Partnership Interests and the New Icahn Management Partnership Interests.

“Private Funds” means collectively the Investment Funds and the Feeder Funds.

“WPI” means WestPoint International Inc.

This Current Report on Form 8-K provides updated financial information for Item 8, “Financial Statements,” for the periods contained in our Annual Report on Form 10-K for the year ended December 31, 2006, or the 2006 Annual Report on Form 10-K, that was filed with the Securities and Exchange Commission, or the SEC, on March 6, 2007. Specifically, we have amended and adjusted our financial statements for the years ended December 31, 2006, 2005 and 2004 to reflect (1) our acquisition of certain partnership interests in the general partners of a group of private funds managed and controlled by Carl C. Icahn and the partnership interests in a newly formed management company, (2) the reclassification of ACEP and certain real estate and resort properties held for sale during the second quarter of 2007 and (3) the reclassification to discontinued operations of our Home Fashion segment’s results of operations pertaining to its retail stores. We are also providing Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risks.

TABLE OF CONTENTS

Item 8.01 Other Events.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT INDEX

SIGNATURES

EX-23.1 Consent of Grant Thornton LLP.

EX-23.2 Consent of KPMG LLP.

EX-23.3 Consent of KPMG LLP.

EX-99.1 Selected Financial Data.

EX-99.2 Amended and Adjusted Consolidated Financial Statements.

EX-99.3 Management’s Discussion and Analysis of Financial Condition and Results of Operations.

EX-99.4 Quantitative and Qualitative Disclosures about Market Risk.

Section 8 — Other Events

Item 8.01  Other Events.

On August 9, 2007, Icahn Enterprises L.P., or Icahn Enterprises, formerly known as American Real Estate Partners, L.P., filed its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2007, or Form 10-Q. In Part II, Item 5 (Other Information) of Form 10-Q, Icahn Enterprises reported the completion on August 8, 2007 of its acquisition of certain partnership interests in the general partners of a group of private investment funds managed and controlled by Carl C. Icahn and the partnership interests in a newly formed management company.

On April 22, 2007, within our former Gaming segment, American Entertainment Properties Corp., or AEP, our wholly owned indirect subsidiary, entered into an agreement to sell all of the issued and outstanding membership interests of American Casino and Entertainment Properties LLC, or ACEP, which comprise our remaining gaming operations.

On October 18, 2007, within our Home Fashion segment, WestPoint International Inc., our indirect majority owned subsidiary, entered into an agreement to sell the inventory at substantially all of its 30 retail outlet stores. Therefore, the portion of the business related to the stores’ retail operations has been classified for all years presented as discontinued operations.

This Current Report on 8-K provides updated financial information for Item 8, “Financial Statements,” for the periods contained in our 2006 Annual Report on Form 10-K, that was filed with the SEC on March 6, 2007. Specifically, we have amended and adjusted our financial statements for the years ended December 31, 2006, 2005 and 2004 to reflect (1) our acquisition of certain partnership interests in the general partners of a group of private funds managed and controlled by Carl C. Icahn and the partnership interests in a newly formed management company, (2) the reclassification of ACEP and certain real estate and resort properties held for sale during the second quarter of 2007 and (3) the reclassification to discontinued operations of our Home Fashion segment’s results of operations pertaining to its retail stores. We are also providing Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Quantitative and Qualitative Disclosures about Market Risks.

Icahn Enterprises is a diversified holding company owning subsidiaries in the following continuing operating businesses: Investment Management, Real Estate and Home Fashion.

Change in Presentation

As a result of the acquisition of the partnership interests as described above on August 8, 2007 and the consolidation of the affiliated partnership entities as described in Note 2, “Summary of Significant Accounting Policies,” to our consolidated financial statements, we have changed the presentation of our consolidated balance sheets to an unclassified format in the accompanying financial statements as of December 31, 2006 and 2005. Accordingly, certain amounts reflected in our classified balance sheets in our 2006 Annual Report on Form 10-K have been reclassified to conform to the unclassified balance sheet presentation.

We have also changed the presentation of our consolidated statements of operations. The reclassifications to the consolidated statements of operations included in our 2006 Annual Report on Form 10-K are as follows:

1.	The grouping of revenues and expenses to arrive at “operating income” and certain categories of “other income and expense” has been discontinued.
2.	Interest and other income, net gain from investment activities and other income, net are now classified as revenues.
3.	Interest expense is included in total expenses.

Section 9 — Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
23.1	Consent of Grant Thornton LLP.
23.2	Consent of KPMG LLP.
23.3	Consent of KPMG LLP.
99.1	Selected Financial Data.
99.2	Amended and Adjusted Consolidated Financial Statements.
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.4	Quantitative and Qualitative Disclosures about Market Risk.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICAHN ENTERPRISES L.P.
(Registrant)

By:	Icahn Enterprises G.P. Inc. its General Partner
By:	/s/ Andrew R. Skobe Andrew R. Skobe Chief Financial Officer

Date: December 5, 2007